Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 8th day of August, 2018.

Signed and acknowledged: /s/ John R. Elliot John R. Elliot, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 8th day of August, 2018.

Signed and acknowledged: /s/ Charles W. Fairchilds Charles W. Fairchilds, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 8th day of August, 2018.

Signed and acknowledged: /s/ Robert D. Fisher Robert D. Fisher, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 7th day of August, 2018.

Signed and acknowledged: /s/ Jay C. Goldman Jay C. Goldman, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 7th day of August, 2018.

Signed and acknowledged: /s/ Patrick C. Graney, III Patrick C. Graney, III, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as her attorney-in-fact to sign, in her name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or her substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 10th day of August, 2018.

Signed and acknowledged: /s/ Diane W. Strong-Treister Diane W. Strong-Treister, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 13th day of August, 2018.

Signed and acknowledged: /s/ Tracy W. Hylton II Tracy W. Hylton II, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the

“Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 13th day of August, 2018.

Signed and acknowledged: /s/ J. Thomas Jones J. Thomas Jones, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 13th day of August, 2018.

Signed and acknowledged: /s/ C. Dallas Kayser C. Dallas Kayser, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 8th day of August, 2018.

Signed and acknowledged: /s/ James L. Rossi James L. Rossi, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as her attorney-in-fact to sign, in her name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or her substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 8th day of August, 2018.

Signed and acknowledged: /s/ Sharon H. Rowe Sharon H. Rowe, Director

Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chief Financial Officer of City Holding Company (“City”) does hereby make, constitute and appoint Charles R. Hageboeck as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, City’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of City, to be issued by City in connection with its proposed merger with Poage Bankshares, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 15th day of August, 2018.

Signed and acknowledged: /s/ David L. Bumgarner David L. Bumgarner, Chief Financial Officer